UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Zebra Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! You invested in ZEBRA TECHNOLOGIES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61246-P21689 ZEBRA TECHNOLOGIES CORPORATION 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 Vote Virtually at the Meeting* May 8, 2025 10:30 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/ZBRA2025 Get informed before you vote View Zebra’s Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61247-P21689 1. Election of Directors Nominees: Class II term to expire 2028 1a. Nelda J. Connors For 1b. Frank B. Modruson For 1c. Michael A. Smith For 2. Advisory vote to approve Named Executive Officers’ compensation (“Say-on-Pay”). For 3. Ratify the appointment of Ernst & Young LLP as our independent auditor for 2025. For